UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2010

Intelsat S.A.

(Exact Name of Registrant as Specified in Charter)

Luxembourg	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

23, avenue Monterey Luxembourg Grand-Duchy of Luxembourg	L-2086
(Address of Principal Executive Offices)	(Zip Code)

+(352) 24 87 99 20

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 22, 2010, Intelsat S.A. (formerly Intelsat, Ltd.) announced that it had received the requisite consents to amend certain terms of the indenture governing its 7 5/8% Senior Notes due 2012 (CUSIP No. 45820EAB8) (the “2012 notes”) and its 6 1/2% Senior Notes due 2013 (CUSIP No. 45820EAH5) (the “2013 notes”, and together with the 2012 notes, the “notes”). The consent solicitation expired at 5:00 p.m. New York City time on April 21, 2010 (the “Expiration Time”). Intelsat S.A. has been advised by Global Bondholder Services Corporation, the Tabulation and Information Agent, that, as of the Expiration Time, consents were delivered and not revoked in respect of at least a majority in aggregate principal amount of each of the 2012 notes and the 2013 notes. As a result, Intelsat S.A. and The Bank of New York Mellon (formerly The Bank of New York), as the trustee under the indenture governing the notes, executed a supplemental indenture implementing the amendments. The amendments amend the indenture for the notes to substantially align the restrictions on Intelsat S.A.’s ability to incur secured debt with similar restrictions applicable to certain of its subsidiaries and to make certain other technical changes to the indenture.

The foregoing description of the supplemental indenture is not complete and is qualified in its entirety by reference to the supplemental indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The description contained under Item 1.01. above is incorporated by reference in its entirety into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

  (d) Exhibits.

Exhibit No.	Document Description

4.1	First Supplemental Indenture dated as of April 22, 2010 between Intelsat S.A. and The Bank of New York Mellon, as trustee.

99.1	Press Release dated April 22, 2010 entitled “Intelsat S.A. Announces Successful Completion of Consent Solicitation Related to its 7 5/8% Senior Notes due 2012 and 6 1/2% Senior Notes due 2013”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: April 22, 2010	By:	/s/ Michael McDonnell
	Name:	Michael McDonnell
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	First Supplemental Indenture dated as of April 22, 2010 between Intelsat S.A. and The Bank of New York Mellon, as trustee.

99.1	Press Release dated April 22, 2010 entitled “Intelsat S.A. Announces Successful Completion of Consent Solicitation Related to its 7 5/8% Senior Notes due 2012 and 6 1/2% Senior Notes due 2013”